Fees Summary	Nov. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 60,315,707.96
Previously Paid Amount	0.00
Total Fee Amount	8,329.59
Total Offset Amount	0.00
Net Fee	$ 8,329.59